UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                January 19, 2005
                                -----------------

                                 RES-CARE, INC.
               --------------------------------------------------
               (Exact Name of Registrant as specified in Charter)


           Kentucky                  0-20372              61-0875371
----------------------------      -----------         -------------------
(State or other jurisdiction      (Commission            (IRS Employer
       of incorporation)          File Number)        Identification No.)


10140 Linn Station Road, Louisville, Kentucky                40223
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(Address of principal executive offices)                   (Zip code)

                                 (502) 394-2100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
          Appointment of Principal Officers.

Item 1.02 Termination of a Material Definitive Agreement

On January 19, 2005, Res-Care, Inc. was notified that L. Bryan Shaul, Executive Vice President of Finance and Administration and Chief Financial Officer, was resigning effective January 31, 2005, to accept another position in the health care sector. A copy of the press release issued on January 24, 2005, to announce this event and that ResCare's Vice President and Controller, David W. Miles, is assuming the position of acting Chief Financial Officer for the Company, is included as Exhibit 99.1 to this report. Mr. Shaul's employment agreement with the Company will be terminated upon his departure.


Item 7.01 Regulation FD Disclosure.

The Company also announced in its press release of January 24, 2005, that it was merging its Division for Youth Services into its Division for Persons with Disabilities and into its Division for Training Services. The Company expects no material financial impact from this realignment.


Item 9.01 Financial Statements & Exhibits.

  Exhibit Number    Description of Exhibit
   --------------    ------------------------------------
       99.1          Press release dated January 24, 2005

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            RES-CARE, INC.



Date:  January 24, 2005                     By: /s/ Ronald G. Geary
                                               ---------------------------
                                               Ronald G. Geary
                                               Chairman, CEO and President

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

                                  EXHIBIT INDEX


   Exhibit Number    Description of Exhibit
   --------------    ------------------------------------
       99.1          Press release dated January 24, 2005

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